Executive officer incentive plan

ParticipaTION Agreement

This EXECUTIVE OFFICER INCENTIVE PLAN PARTICIPATION AGREEMENT (this "Agreement") is entered into as of _________ __, 2012, by and between DENMARK STATE BANK (the "Company") and ________________ (the "Participant").

BACKGROUND RECITALS:

WHEREAS, the Board of Directors of Company has established the Executive Officer Incentive Plan (the "Plan") providing certain key employees and executive officers (the "Participants") of Company to participate in the Plan; and

WHEREAS, Company anticipates that the Plan will promote the best interests of Company and its shareholders (i) by providing Participants with an opportunity and stronger incentive to strive for the continued success and growth of Company, and (ii) by aiding Company to attract and retain key personnel; and

WHEREAS, Company has granted to the Participant the right to participate in the Plan in the manner and subject to the terms provided in this Agreement and the Plan.

NOW, THEREFORE, in consideration of the potential benefits available to Participant under the Plan, the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which Company and Participant hereby acknowledge, Company and the Participant hereby agree as follows:

1. Provisions of Plan Control. This Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. Unless otherwise provided herein, all capitalized words in this Agreement shall have the meaning ascribed to them in the Plan. Participant hereby acknowledges receipt of a copy of the Plan.

2. Participation in Plan. Subject to the requirements of Section 5 of this Agreement, Company shall select certain Employees to participate in the Plan.

3. Vesting of Award. Except as otherwise set forth in the Plan, each annual award shall vest at twenty percent (20%) increments over a five (5) year period.

4. Non-Transferability of Rights. Except as otherwise set forth in the Plan, the rights and privileges conferred under the Plan shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, or otherwise dispose of such rights and privileges contrary to the provisions hereof or in the Plan, or upon any attempted sale under any execution, attachment, or similar process upon such rights and privileges, such awards granted by the Plan and the rights and privileges thereof shall immediately become null and void.

5. Employment Rights Not Conferred By Plan. Nothing in the Plan or this Agreement shall be construed as giving the Participant the right to be retained as an Employee of Company or as impairing the rights of Company to terminate Participant's employment

6. Withholding of Taxes. Company shall have the right to reduce any payments or other form of consideration made to Participant under the Plan by any and all amounts sufficient to satisfy federal, state and local withholding tax requirements.

7. Source of Payments. The Participant, or any other persons claiming a right to payments hereunder, shall rely solely on the unsecured promise of Company, and nothing in the Plan or this Agreement shall be construed to give the Participant or any other persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Participant shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

7. Spousal Consent and Acknowledgement. As a condition precedent to Participant's right to participate in the Plan, Participant's spouse shall execute the Spousal Consent and Acknowledgement attached hereto as Exhibit A (the "Spousal Acknowledgement"). If Participant becomes married or remarried following the execution of this Agreement, Participant shall cause his spouse to execute the Spousal Acknowledgement promptly following such marriage or remarriage, as the case may be.

8. Plan Shall Govern. To the extent that any provision of this Agreement is inconsistent with provisions of the Plan, the provisions of the Plan shall govern. All terms defined in the Plan are used herein as therein defined.

9. Participant Representation. Participant represents to Company that (i) Participant has had adequate opportunity to consult with an attorney of Participant's choosing regarding Participant's rights and obligations under this Agreement, and (ii) Participant fully understands those rights and obligations.

10. Non- Waiver. No delay or failure by any party to exercise any right under this Agreement and no partial or single exercise of that right shall constitute a waiver of any other right, unless otherwise expressly provided herein.

11. Governing Law. The laws of the State of Wisconsin (without giving effect to its conflicts of law principles) govern all matters relating to this Agreement, including torts.

12. Entire Agreement. This Agreement constitutes the final agreement among the parties. It is the exclusive expression of the parties' agreement on the matters contained in this Agreement. All earlier and contemporaneous negotiations and agreements among the parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement.

13. Binding Effect; Non-Assignable. This Agreement is binding upon and shall inure to the benefit of the successors and assigns of the parties. This Agreement and any rights or obligations hereunder shall be non-assignable and non-transferable by Participant.

14. Amendment. The parties may amend this Agreement only by a written agreement of the parties that identifies itself as an amendment to this Agreement.

15. Designation of Forum. Any party bringing a legal action or proceeding against any other party arising out of or relating to this Agreement may bring the legal action or proceeding in any court of the State of Wisconsin sitting in Brown County, Wisconsin.

16. Waiver of Right to Contest Jurisdiction. Each party waives, to the fullest extent permitted by law: (a) any objection which it may now or later have to the laying of venue of any legal action or proceeding arising out of or relating to this Agreement brought in any court of the State of Wisconsin sitting in Brown County, Wisconsin; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

17. Submission to Jurisdiction. Each party to this Agreement submits to the nonexclusive jurisdiction of any court of the State of Wisconsin sitting in Brown County, Wisconsin and its appellate courts, for the purposes of all legal actions and proceedings arising out of or relating to this Agreement.

18. Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable, the remaining provisions of this Agreement remain in full force, if the essential provisions of this Agreement for each party remain valid, legal, and enforceable.

19. Counterparts. The parties hereto may execute this Agreement in any number of counterparts, each of which the parties shall deem to be an original and all of which together shall constitute one and the same Agreement. Each party hereto may execute this Agreement by signing any such counterpart.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written and Participant hereby accepts and agrees to the foregoing terms and conditions and acknowledges receipt of a copy of the Plan.

DENMARK STATE BANK

By:

, Its President

PARTICIPANT:

EXHIBIT A

SPOUSAL CONSENT AND ACKNOWLEDGEMENT

The undersigned spouse (the "Spouse") of the Participant in the Executive Officer Incentive Plan hereby acknowledges that she has read and fully understands the contents of the Plan and the attachments thereto (collectively the "Incentive Plan") and hereby consents to its terms and consents to the disposition made under the terms of the Incentive Plan with respect to any interest any of the undersigned Spouse may have in any award made pursuant to the Plan, whether marital property, deferred marital property, or otherwise. The undersigned Spouse further agrees that, to the extent she acquires an individual property interest or non-marital property interest in any award made pursuant to the Plan; she/he shall be bound by the terms of the Incentive Plan as if he/she had signed the Executive Officer Incentive Plan Participant Agreement. The undersigned Spouse agrees to execute such further documents and agreements that Denmark State Bank may reasonably request to evidence such facts.

(SPOUSE)

______________________________________

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